GMACM Home Equity Loan Trust 2005-HE2

GMAC MORTGAGE (GRAPHIC OMITTED)

$1,113,522,000 (Approximate)

Subject to a +/- 10% variance

FGIC (GRAPHIC OMITTED)

Credit Enhancer

Residential Asset Mortgage Products, Inc.

Depositor

GMAC Mortgage Corporation

Seller and Servicer

RBS Greenwich Capital (GRAPHIC OMITTED)

________

This information is furnished to you solely by Greenwich Capital Markts, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet Prepared: June 9, 2005

$1,113,522,000 (Approximate)

GMACM Home Equity Loan Trust 2005-HE2

FGIC (GRAPHIC OMITTED)

(Credit Enhancer)
Class(1)	Note Balance(2)	WAL (Yrs.) Call/Mat(3)	Payment Window Call/Mat (Months)(3)	Note Rate	Expected Rating (S&P/Moody's/DBRS)	Legal Final Maturity
A-1	$330,231,000	0.50 / 0.50	1-11 / 1-11	Floater(4)	AAA/Aaa/AAA	June 2035
A-2	$168,243,000	1.10 / 1.10	11-16 / 11-16	Floater(4)	AAA/Aaa/AAA	June 2035
A-3	$358,444,000	2.00 / 2.00	16-36 / 16-36	Fixed(5)	AAA/Aaa/AAA	June 2035
A-4	$170,820,000	4.00 / 4.10	36-58 / 36-71	Fixed(5)	AAA/Aaa/AAA	June 2035
A-5	$41,784,000	4.82 / 7.66	58-58 / 71-130	Fixed(5)	AAA/Aaa/AAA	June 2035
A-6	$44,000,000	4.52 / 5.65	37-58 / 37-128	Fixed(5)	AAA/Aaa/AAA	June 2035
A-IO	Notional	N/A	N/A	Fixed(6)	AAA/Aaa/AAA	March 2007
Total	$1,113,522,000
  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-IO Notes are backed by a pool of closed-end, fixed-rate, primarily second-lien home equity loans (the "Mortgage Loans").
  Subject to a plus or minus 10% variance.
  The Weighted Average Life and Payment Windows are shown to the Optional Redemption (as defined herein) and to the maturity based on the Pricing Prepayment Assumption (as described herein).
  The Class A-1 and Class A-2 Notes will accrue interest at a rate equal to the least of (i) One Month LIBOR plus the related margin, (ii) the Net WAC Rate and (iii) [10.00%].
  The Class A-3, Class A-4, Class A-5 and Class A-6 Notes rates will be equal to the lesser of (i) a fixed rate determined at pricing and (ii) the Net WAC Rate. The Note rate on the Class A-5 and Class A-6 Notes will increase by [1.00%] per annum if the 10% clean-up call is not exercised.

  The Class A-IO Notes are not entitled to any principal payments, but will accrue interest on its notional balance, pursuant to the Class A-IO Notional Balance Schedule (as defined herein). The Class A-IO Notes will accrue interest at a rate equal to [6.00]% for each Payment Date up to and including the Payment Date in [March 2007] and 0.00% thereafter.

Depositor: Residential Asset Mortgage Products, Inc.

Seller and Servicer: GMAC Mortgage Corporation ("GMACM") and a trust established by an affiliate of GMACM will be the Sellers of the mortgage Loans.  GMACM will be the Servicer of the mortgage loans.

Bond Insurer: Financial Guaranty Insurance Company ("FGIC").

Lead Manager: Greenwich Capital Markets, Inc.

Co-Managers: Residential Funding Securities Corp.

Bear, Stearns & Co. Inc.

Owner Trustee: Wilmington Trust Company.

Indenture Trustee: Wells Fargo Bank, N.A.

Notes: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes (collectively, the "Class A Notes") and the Class A-IO Notes (together with the Class A Notes, the "Notes"). The Notes are being offered publicly.

Federal Tax Status: It is anticipated that the Notes will represent ownership of regular interests in a real estate mortgage investment conduit and will be treated as representing ownership of debt for federal income tax purposes.

Registration: The Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date: June 1, 2005.

Expected Pricing Date: On or about June [10], 2005.

Expected Closing Date: On or about June 29, 2005.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in July 2005.

Interest Accrual Period: With respect to each Payment Date, the "Interest Accrual Period" with respect to the Class A-1 and Class A-2 Notes will be calculated beginning on the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date. Interest on the Class A-1 and Class A-2 Notes will be calculated on an actual/360 basis.

The Interest Accrual Period with respect to the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-IO Notes will be the calendar month proceeding the month in which such Payment Date occurs. Interest on the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-IO Notes will accrue on a 30-day month and a 360-day year.

Accrued Interest: The Class A-1 and Class A-2 Notes will settle flat. The price to be paid by investors for the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-IO Notes will include "Accrued Interest" from June 1, 2005 up to, but not including, the Closing Date ([28] days).

Credit Enhancement: Excess spread, overcollateralization and a Policy (as defined herein) to be provided by FGIC.

ERISA Eligibility: The Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Redemption: A principal payment may be made to redeem the Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans together with the assets of the trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Assumption: Months 1 through Month 12: 12% CPR - 40% CPR

Months 13 through Month 24: 40% CPR

Months 25 through Month 36: 40% CPR - 35% CPR

Month 37 and thereafter: 35% CPR

Net Loan Rate: The "Net Loan Rate" for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the servicing fee rate.

Net WAC Rate: The "Net WAC Rate" for any Payment Date is a per annum rate equal to the excess, if any, of (i) the weighted average of the Net Loan Rates of the Mortgage Loans, weighted on the basis of the aggregate principal balances thereof as of the due date in the month preceding the month of such Payment Date, over (ii) the percentage equivalent of a fraction, (1) the numerator of which is the sum of (A) the product of (i) the insurer premium rate and (ii) the aggregate principal balance of the Class A Notes and (B) the product of (i) the note rate for the Class A-IO Notes for such Payment Date and (ii) the Class A-IO notional amount immediately prior to such Payment Date and (2) the denominator of which is the aggregate principal balance of the Mortgage Loans as of the due date in the month preceding the month of such Payment Date. For the Class A-1 and Class A-2 Notes only, the Net WAC Rate is adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Initial Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the initial mortgage loans was approximately $836,395,719, the "Initial Mortgage Loans." See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Pre-funding: On the Closing Date, approximately $278,798,573 will be deposited into an account designated the "Pre-Funding Account". This amount will be funded from the proceeds of the sale of the Notes. During the pre-funding period, funds on deposit in the Pre-Funding Account will be used by the trust to buy mortgage loans from the Sellers from time to time. The Initial Mortgage Loans, together with the amount on deposit in the Pre-funding Account, are referred to as the "Mortgage Loans").

The pre-funding period will be the period from the closing date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) September 26, 2005 and (iii) the occurrence, if any, of a default by the Servicer under the servicing agreement.

The mortgage loans sold to the trust after the Closing Date will conform to certain specified characteristics.

Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Indenture. Any amounts remaining in the Pre-Funding Account at the end of the pre-funding period will be used to make principal payments on the Class A Notes on a pro rata basis.

Net WAC Rate

Carryover Amount: If, on any Distribution Date, the related Pass-Through Rate for any Class of Class A-1 or Class A-2 Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the formula fate over (b) the amount of interest accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest on such unpaid portion at the related formula rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Yield Maintenance Agreement: On the Closing Date, the Trust will enter into the "Yield Maintenance Agreement" to make payments in respect of any Net WAC Rate Carryover Amounts on the Class A-1 and Class A-2 Certificates, pro rata, based on aggregate certificate principal balance of such Certificates. On each Distribution Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of 10.00% over (ii) the strike price for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein, accrued during the related Interest Accrual Period for the Offered Certificates and (b) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Yield Maintenance Agreement will terminate after the Distribution Date in October 2006.

Class A-IO NotionalBalance Schedule: With respect to the Class A-IO Notes immediately prior to any payment date, the lesser of: (a) the then outstanding pool balance and (b) the applicable amount set forth below:

Payment Date	Notional Amount
July 2005 - December 2005	$143,710,000
January 2006 - June 2006	$114,965,000
July 2006 - December 2006	$97,720,000
January 2007 - March 2007	$80,475,000

Overcollateralization

Amount: The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Class A Notes. On any Payment Date, to the extent the Overcollateralization Amount is less than the Overcollateralization Target Amount, excess spread will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached. On the Closing Date the Overcollateralization Amount will be equal to approximately 0.15%.

Overcollateralization Target Amount: On any Payment Date prior to the Stepdown Date, excess spread will be applied as a payment of principal on the Class A Notes, then entitled to principal, to build the Overcollateralization Amount until such amount equals 2.00% of the sum of (i) aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) the amount deposited in the Pre-Funding Account on the Closing Date (the "Overcollateralization Target Amount"). After the Stepdown Date, the Overcollateralization Target Amount will be allowed to step down to a certain amount (specified in the Indenture, subject to certain performance triggers) provided that the Overcollateralization Target Amount may not be less than 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, together with the amount deposited in the Pre-Funding Account on the Closing Date.

Stepdown Date: The later to occur of:

(i) the Payment Date in January 2008; and,

(ii) the first Payment Date in which the aggregate principal balance of the Mortgage Loans is less than 50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

The Policy: FGIC will issue a note insurance policy ("The Policy") with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes.

Class A-6 Lockout Distribution Amount: For any monthly payment date, the product of (x) the Class A-6 Lockout Percentage for that monthly payment date and (y) the Class A-6 Pro Rata Distribution Amount for that monthly payment date.

Class A-6 Lockout Percentage: For each monthly payment date, the applicable percentage set forth below:

Payment Date Lockout Percentage

July 2005 through June 2008 0%

July 2008 through June 2010 45%

July 2010 through June 2011 80%

July 2011 through June 2012 100%

July 2012 and thereafter 300%

Class A-6 Pro RataDistribution Amount: For any monthly payment date, an amount equal to the product of (x) a fraction, the numerator of which is the principal balance of the Class A-6 Notes immediately prior to that monthly payment date and the denominator of which is the aggregate principal balance of the Notes (not including the notional balance of the Class A-IO Notes) immediately prior to that monthly payment date and (y) the principal distribution amount for that monthly payment date.

Priority of Distributions: Available funds will be distributed in the following order of priority:

1) to the Bond Insurer, its premium;

2) to the holders of the Notes, accrued interest and any unpaid interest;

3) to the holders of the Class A-6 Notes in the amount of the Class A-6 Lockout Distribution Amount;

4) to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes, principal, sequentially;

5) to the Bond Insurer, for unreimbursed draws made on the Policy;

6) to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes, sequentially, any extra principal amount to build overcollateralization, if required;

7) to the holders of the Class A Notes, for any interest shortfalls arising from the application of the Net WAC Rate;

8) to the indenture trustee, any unpaid expenses and other reimbursable amounts; and

9.) any remaining amounts to holders of the certificates.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Weighted Average Life Tables

Class A-1 to Call
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	0.81	0.61	0.50	0.42	0.37
MDUR (yr)	0.78	0.60	0.49	0.41	0.36
First Prin Pay	1	1	1	1	1
Last Prin Pay	18	13	11	9	8

Class A-1 to Maturity
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	0.81	0.61	0.50	0.42	0.37
MDUR (yr)	0.78	0.60	0.49	0.41	0.36
First Prin Pay	1	1	1	1	1
Last Prin Pay	18	13	11	9	8

Class A-2 to Call
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.97	1.40	1.10	0.91	0.78
MDUR (yr)	1.88	1.35	1.06	0.88	0.75
First Prin Pay	18	13	11	9	8
Last Prin Pay	30	21	16	13	11

Class A-2 to Maturity
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.97	1.40	1.10	0.91	0.78
MDUR (yr)	1.88	1.35	1.06	0.88	0.75
First Prin Pay	18	13	11	9	8
Last Prin Pay	30	21	16	13	11

Weighted Average Life Tables

Class A-3 to Call
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	4.08	2.73	2.00	1.57	1.30
MDUR (yr)	3.63	2.51	1.87	1.49	1.24
First Prin Pay	30	21	16	13	11
Last Prin Pay	77	51	36	27	22

Class A-3 to Maturity
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	4.08	2.73	2.00	1.57	1.30
MDUR (yr)	3.63	2.51	1.87	1.49	1.24
First Prin Pay	30	21	16	13	11
Last Prin Pay	77	51	36	27	22

Class A-4 to Call
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.34	5.58	4.00	2.96	2.26
MDUR (yr)	6.67	4.76	3.54	2.69	2.09
First Prin Pay	77	51	36	27	22
Last Prin Pay	113	79	58	44	34

Class A-4 to Maturity
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.84	5.84	4.10	3.01	2.28
MDUR (yr)	6.96	4.94	3.62	2.73	2.10
First Prin Pay	77	51	36	27	22
Last Prin Pay	151	106	71	51	38

Weighted Average Life Tables

Class A-5 to Call
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.57	4.82	3.66	2.82
MDUR (yr)	7.28	5.45	4.17	3.26	2.57
First Prin Pay	113	79	58	44	34
Last Prin Pay	113	79	58	44	34

Class A-5 to Maturity
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	14.83	10.71	7.66	5.24	3.65
MDUR (yr)	10.06	7.97	6.13	4.46	3.24
First Prin Pay	151	106	71	51	38
Last Prin Pay	233	171	130	101	54

Class A-6 to Call
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.71	5.66	4.52	3.60	2.82
MDUR (yr)	5.57	4.83	3.98	3.24	2.59
First Prin Pay	37	37	37	37	34
Last Prin Pay	113	79	58	44	34

Class A-6 to Maturity
Prepay Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.79	6.14	5.65	5.23	4.59
MDUR (yr)	5.62	5.17	4.81	4.49	4.01
First Prin Pay	37	37	37	37	37
Last Prin Pay	231	169	128	99	80

Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$836,395,719	$1,206	$300,000
Average Scheduled Principal Balance	$40,500
Number of Mortgage Loans	20,652

Weighted Average Gross Coupon	7.736%	4.625%	14.950%
Weighted Average FICO Score	700	580	822
Weighted Average Combined Original LTV	75.62%	3.24%	100.00%

Weighted Average Original Term	235 months	60 months	360 months
Weighted Average Stated Remaining Term	231 months	13 months	359 months
Weighted Average Seasoning	4 months	0 months	66 months

Maturity Date		Jul 1 2006	May 1 2035
Maximum Zip Code Concentration	0.26%	92336

Balloon 15/30	2.66%	Cash Out	48.09%
Fixed Rate	97.34%	Debt Consolidation	39.79%
		Education	0.01%
Not Interest Only	100.00%	Home Improvement	5.48%
		Purchase	3.38%
Prepay Penalty: 0 months	100.00%	Rate/Term Refinance	3.24%

First	9.69%	2-4 Family	1.13%
Second	90.31%	Condominium	4.95%
		Manufactured Housing	0.78%
EXPRESS	0.01%	PUD	11.05%
FAMILY FIRST DIRECT	1.39%	Single Family	82.09%
GM EXPANDED FAMILY	0.16%	Townhouse	0.01%
GO FAST	0.02%
NO INCOME / NO APPRAISAL	0.89%	Primary	99.34%
NO INCOME VERIFICATION	0.20%	Second Home	0.66%
RELOCATION	0.12%
SELECT	0.23%	Top 5 States:
STANDARD	95.73%	California	29.89%
STATED INCOME	1.20%	Florida	7.59%
STREAMLINE	0.02%	New Jersey	4.68%
SUPER EXPRESS	0.04%	New York	4.63%
		Virginia	4.14%

Original Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.00 - 24,999.99	5,465	98,056,874.25	11.72%	8.391	199	77.41	687
25,000.00 - 49,999.99	9,138	306,440,172.72	36.64%	7.921	217	75.75	696
50,000.00 - 74,999.99	4,029	228,882,908.83	27.37%	7.579	235	73.76	700
75,000.00 - 99,999.99	1,157	95,850,062.30	11.46%	7.465	255	77.63	706
100,000.00 - 124,999.99	534	55,787,575.05	6.67%	7.256	263	75.87	708
125,000.00 - 149,999.99	159	21,261,768.55	2.54%	7.245	265	76.80	713
150,000.00 - 174,999.99	97	14,782,443.69	1.77%	7.151	264	74.24	716
175,000.00 - 199,999.99	38	6,999,520.07	0.84%	6.897	274	77.01	722
200,000.00 - 224,999.99	15	3,072,700.14	0.37%	6.870	291	78.98	724
225,000.00 - 249,999.99	8	1,822,561.79	0.22%	6.859	276	79.80	742
250,000.00 - 274,999.99	3	769,715.02	0.09%	6.660	299	77.12	742
275,000.00 - 299,999.99	1	281,911.32	0.03%	8.300	176	95.00	773
300,000.00 - 324,999.99	8	2,387,505.73	0.29%	6.773	245	60.41	752
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.00 - 24,999.99	6,570	124,043,514.03	14.83%	8.263	197	75.76	689
25,000.00 - 49,999.99	9,065	330,925,429.05	39.57%	7.913	221	75.23	695
50,000.00 - 74,999.99	3,153	189,916,290.50	22.71%	7.509	238	74.84	704
75,000.00 - 99,999.99	1,230	107,105,124.65	12.81%	7.452	259	77.70	705
100,000.00 - 124,999.99	334	36,612,804.13	4.38%	7.184	261	76.26	715
125,000.00 - 149,999.99	173	24,028,658.58	2.87%	7.232	264	75.69	710
150,000.00 - 174,999.99	59	9,299,973.32	1.11%	7.092	268	76.97	724
175,000.00 - 199,999.99	38	7,126,767.42	0.85%	6.938	275	77.26	723
200,000.00 - 224,999.99	12	2,524,882.75	0.30%	6.910	299	79.76	723
225,000.00 - 249,999.99	7	1,622,857.98	0.19%	6.987	273	78.82	745
250,000.00 - 274,999.99	2	520,000.00	0.06%	6.257	299	77.31	731
275,000.00 - 299,999.99	7	2,069,417.05	0.25%	7.096	220	66.29	743
300,000.00 - 324,999.99	2	600,000.00	0.07%	6.375	300	56.39	794
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.501 - 5.000	6	334,287.16	0.04%	4.758	142	64.53	747
5.001 - 5.500	252	11,390,535.35	1.36%	5.318	169	57.45	737
5.501 - 6.000	1,507	78,699,001.11	9.41%	5.792	236	66.78	730
6.001 - 6.500	1,292	59,721,086.38	7.14%	6.274	227	70.08	727
6.501 - 7.000	2,081	86,348,538.17	10.32%	6.788	188	68.47	718
7.001 - 7.500	4,574	206,942,663.80	24.74%	7.280	237	71.46	717
7.501 - 8.000	2,308	89,265,555.42	10.67%	7.718	241	77.45	696
8.001 - 8.500	2,289	87,981,659.82	10.52%	8.283	211	80.97	684
8.501 - 9.000	2,381	93,203,497.86	11.14%	8.742	256	83.34	673
9.001 - 9.500	946	31,110,273.60	3.72%	9.288	234	85.39	665
9.501 -10.000	1,025	34,627,492.26	4.14%	9.757	235	84.35	656
10.001 -10.500	592	18,169,756.46	2.17%	10.222	249	84.17	642
10.501 -11.000	487	14,160,439.89	1.69%	10.747	241	90.87	653
11.001 -11.500	372	10,675,181.10	1.28%	11.183	266	92.22	648
11.501 -12.000	175	4,197,573.86	0.50%	11.754	245	90.52	649
12.001 -12.500	223	6,289,879.72	0.75%	12.253	243	88.60	628
12.501 -13.000	102	2,451,761.23	0.29%	12.683	254	93.78	649
13.001 -13.500	33	673,569.00	0.08%	13.309	230	95.07	656
13.501 -14.000	4	89,711.65	0.01%	13.761	204	95.54	665
14.001 -14.500	2	56,623.41	0.01%	14.155	146	96.96	667
14.501 -15.000	1	6,632.21	0.00%	14.950	195	20.00	663
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	2,201	80,349,443.28	9.61%	7.020	203	34.85	716
50.00- 54.99	602	25,970,961.74	3.11%	7.001	213	52.61	711
55.00- 59.99	759	31,678,917.86	3.79%	7.094	220	57.57	707
60.00- 64.99	941	40,583,432.69	4.85%	7.131	222	62.62	701
65.00- 69.99	1,323	57,492,761.03	6.87%	7.206	227	67.53	699
70.00- 74.99	1,704	76,291,596.83	9.12%	7.190	233	72.63	696
75.00- 79.99	3,028	133,862,438.65	16.00%	7.347	234	78.14	690
80.00	255	12,663,612.10	1.51%	7.298	242	80.00	684
80.01- 84.99	2,392	95,066,247.62	11.37%	8.002	240	83.19	689
85.00- 89.99	3,454	134,877,250.42	16.13%	8.093	240	88.37	698
90.00- 94.99	2,696	98,449,222.74	11.77%	8.666	238	93.08	704
95.00- 99.99	1,014	37,648,787.19	4.50%	9.536	228	97.78	713
100.00	283	11,461,047.31	1.37%	9.375	221	100.00	716
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Family	203	9,414,289.65	1.13%	7.616	240	67.45	692
Condominium	1,134	41,375,664.02	4.95%	7.705	238	76.34	702
Manufactured Housing	194	6,555,387.07	0.78%	7.083	230	66.87	704
PUD	2,115	92,411,707.08	11.05%	7.870	242	80.15	701
Single Family	17,004	686,586,929.82	82.09%	7.728	228	75.16	699
Townhouse	2	51,741.82	0.01%	8.444	175	96.60	727
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out	9,810	402,213,386.31	48.09%	7.599	231	74.21	701
Debt Consolidation	8,244	332,811,919.63	39.79%	7.890	234	76.59	693
Education	2	100,245.73	0.01%	8.127	161	80.68	744
Home Improvement	1,140	45,866,524.33	5.48%	7.535	226	71.44	709
Purchase	776	28,291,472.89	3.38%	8.403	210	93.29	727
Rate/Term Refinance	680	27,112,170.57	3.24%	7.527	221	73.23	715
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	20,530	830,902,259.94	99.34%	7.735	231	75.66	699
Second Home	122	5,493,459.52	0.66%	7.981	230	68.69	704
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Origination Year	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1999	1	22,901.32	0.00%	9.600	114	78.94	599
2000	15	357,375.63	0.04%	12.469	184	81.08	635
2001	1,491	39,782,363.72	4.76%	8.931	186	73.41	695
2003	3	77,920.07	0.01%	9.079	249	83.40	638
2004	2,233	97,632,070.03	11.67%	6.951	229	72.42	706
2005	16,909	698,523,088.69	83.52%	7.775	233	76.19	699
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1- 60	496	11,369,812.07	1.36%	7.397	56	63.21	709
61-120	3,350	103,902,744.94	12.42%	7.223	116	69.45	708
121-180	7,024	265,362,206.77	31.73%	7.693	175	75.80	702
181-240	499	21,361,581.73	2.55%	7.802	231	74.73	704
241-300	9,246	432,860,543.74	51.75%	7.889	296	77.34	695
301-360	37	1,538,830.21	0.18%	8.549	327	80.06	718
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1- 60	497	11,380,494.63	1.36%	7.397	56	63.24	709
61-120	3,350	103,914,963.70	12.42%	7.224	116	69.45	708
121-180	7,023	265,339,305.45	31.72%	7.693	175	75.80	702
181-240	499	21,361,581.73	2.55%	7.802	231	74.73	704
241-300	9,249	432,996,884.00	51.77%	7.889	296	77.35	695
301-360	34	1,402,489.95	0.17%	8.432	333	79.31	723
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	245	7,800,697.89	0.93%	7.939	207	77.84	694
Alaska	72	3,160,933.96	0.38%	7.904	233	78.34	703
Arizona	833	31,370,241.48	3.75%	8.036	236	80.76	697
California	4,707	250,035,135.13	29.89%	7.309	249	70.79	704
Colorado	346	12,945,343.04	1.55%	8.025	223	82.67	709
Connecticut	360	13,953,567.94	1.67%	7.677	219	77.07	696
Delaware	112	3,584,325.18	0.43%	8.085	209	81.83	700
District of Columbia	24	899,460.96	0.11%	8.612	229	68.58	670
Florida	1,692	63,487,096.53	7.59%	7.907	234	76.78	691
Georgia	551	17,372,114.12	2.08%	8.249	222	79.87	692
Hawaii	47	2,467,775.21	0.30%	7.636	236	73.62	697
Idaho	111	3,437,248.53	0.41%	7.991	225	79.78	706
Illinois	593	20,478,822.24	2.45%	7.885	207	80.05	698
Indiana	265	7,629,646.49	0.91%	8.374	207	79.13	697
Iowa	117	3,330,855.22	0.40%	8.531	212	80.71	699
Kansas	106	3,119,641.01	0.37%	8.117	218	80.57	700
Kentucky	108	3,166,106.59	0.38%	7.987	198	81.83	702
Louisiana	179	5,754,487.18	0.69%	7.860	203	77.29	696
Maine	103	3,341,251.95	0.40%	7.847	212	72.47	702
Maryland	601	27,182,820.94	3.25%	7.706	230	77.64	700
Massachusetts	439	18,888,768.98	2.26%	7.695	221	75.75	701
Michigan	570	18,446,025.73	2.21%	8.163	211	78.58	704
Minnesota	230	8,578,711.38	1.03%	7.944	239	79.13	706
Mississippi	110	3,348,537.85	0.40%	8.301	218	74.58	688
Missouri	277	8,044,145.77	0.96%	8.356	218	80.58	697
Montana	68	2,172,394.74	0.26%	8.258	221	76.17	703
Nebraska	58	1,747,694.61	0.21%	7.847	226	78.03	709
Nevada	381	16,799,258.60	2.01%	7.627	242	74.46	695
New Hampshire	190	7,310,313.50	0.87%	7.676	216	75.87	705
New Jersey	890	39,148,191.15	4.68%	7.691	225	75.02	697
New Mexico	140	4,374,235.85	0.52%	8.147	210	77.10	708
New York	881	38,742,733.70	4.63%	7.795	236	70.68	693
North Carolina	285	9,947,685.81	1.19%	8.102	211	80.17	701
North Dakota	27	746,194.02	0.09%	7.821	216	80.76	695
Ohio	385	11,985,748.95	1.43%	8.349	222	81.58	695
Oklahoma	209	6,388,795.97	0.76%	7.977	205	79.85	701
Oregon	267	9,161,480.57	1.10%	7.942	215	81.78	702
Pennsylvania	791	26,879,859.94	3.21%	8.295	219	80.50	695
Rhode Island	72	2,545,296.56	0.30%	7.862	226	76.67	695
South Carolina	225	7,064,013.92	0.84%	7.858	217	79.73	703
South Dakota	25	701,076.75	0.08%	8.334	174	82.59	712
Tennessee	226	6,840,936.84	0.82%	7.941	169	78.49	709
Texas	884	30,860,660.11	3.69%	7.532	203	71.35	697
Utah	120	3,577,608.81	0.43%	8.355	210	84.71	702
Vermont	34	1,152,755.73	0.14%	8.743	216	82.57	679
Virginia	804	34,639,067.77	4.14%	7.798	231	78.61	700
Washington	484	17,882,795.19	2.14%	8.109	236	83.54	697
West Virginia	177	5,999,255.92	0.72%	7.825	219	78.53	707
Wisconsin	192	6,687,654.82	0.80%	7.877	225	81.52	706
Wyoming	39	1,216,248.33	0.15%	8.124	210	80.27	694
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
EXPRESS	1	42,259.71	0.01%	6.450	178	83.69	772
FAMILY FIRST DIRECT	270	11,619,680.81	1.39%	6.774	199	72.47	730
GM EXPANDED FAMILY	33	1,334,834.37	0.16%	7.271	208	74.94	727
GO FAST	5	130,739.44	0.02%	8.688	193	93.60	748
NO INCOME / NO APPRAISAL	205	7,466,488.73	0.89%	7.598	180	67.80	729
NO INCOME VERIFICATION	44	1,650,810.34	0.20%	7.703	169	65.74	724
RELOCATION	23	1,043,959.74	0.12%	8.487	184	93.53	744
SELECT	30	1,902,056.14	0.23%	7.672	218	77.61	731
STANDARD	19,779	800,646,144.27	95.73%	7.747	232	75.74	698
STATED INCOME	245	10,012,787.42	1.20%	8.161	233	74.76	721
STREAMLINE	5	188,857.01	0.02%	7.568	192	73.15	708
SUPER EXPRESS	12	357,101.48	0.04%	7.128	200	69.60	725
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	588	20,644,839.78	2.47%	7.344	209	62.98	717
20.01 -25.00	1,037	37,098,618.85	4.44%	7.501	218	69.85	710
25.01 -30.00	1,877	70,525,716.60	8.43%	7.576	219	72.63	709
30.01 -35.00	2,852	109,450,761.60	13.09%	7.677	223	75.76	705
35.01 -40.00	3,624	145,871,965.13	17.44%	7.808	229	76.99	697
40.01 -45.00	4,846	195,909,429.16	23.42%	7.996	232	76.84	688
45.01 -50.00	3,874	166,639,880.70	19.92%	7.740	238	77.15	699
50.01 -55.00	1,589	72,183,190.50	8.63%	7.453	243	75.82	706
55.01 -60.00	289	14,504,707.27	1.73%	7.294	246	74.41	713
60.01+	76	3,566,609.87	0.43%	7.593	236	69.52	703
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	665	19,694,177.65	2.35%	9.625	232	71.19	590
600-624	1,194	37,949,191.12	4.54%	9.285	233	72.86	614
625-649	2,348	85,444,937.65	10.22%	8.562	242	75.57	639
650-674	3,263	127,583,000.67	15.25%	8.325	238	77.98	662
675-699	3,509	147,534,461.59	17.64%	7.793	232	77.94	687
700+	9,673	418,189,950.78	50.00%	7.139	225	74.55	741
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First	1,885	81,079,204.93	9.69%	7.117	222	52.77	702
Second	18,767	755,316,514.53	90.31%	7.803	232	78.07	699
Total	20,652	836,395,719.46	100.00%	7.736	231	75.62	700

Junior Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	10,384	315,315,798.64	41.75%	8.040	223	80.25	695
20.01 -25.00	3,165	139,021,899.08	18.41%	7.799	236	78.23	698
25.01 -30.00	2,115	111,868,563.64	14.81%	7.639	239	77.99	703
30.01 -35.00	1,275	74,142,002.96	9.82%	7.550	241	76.76	703
35.01 -40.00	789	49,288,187.45	6.53%	7.513	241	74.92	704
40.01 -45.00	387	25,486,745.56	3.37%	7.472	241	76.37	707
45.01 -50.00	233	14,271,364.85	1.89%	7.539	236	73.59	706
50.01 -55.00	151	9,392,453.82	1.24%	7.326	222	69.74	706
55.01 -60.00	70	4,330,703.82	0.57%	7.654	232	68.59	705
60.01 -65.00	46	3,661,901.70	0.48%	7.563	265	72.05	727
65.01 -70.00	40	2,637,304.81	0.35%	7.225	227	54.32	730
70.01 -75.00	29	1,582,800.74	0.21%	7.159	177	58.34	719
75.01 -80.00	27	1,341,921.51	0.18%	7.354	210	54.73	711
80.01 -85.00	20	1,159,215.24	0.15%	6.987	190	56.16	725
85.01 -90.00	14	798,051.56	0.11%	7.414	164	47.05	714
90.01 -95.00	13	635,456.13	0.08%	7.478	244	58.95	721
95.01+	9	382,143.02	0.05%	7.481	239	44.30	721
Total	18,767	755,316,514.53	100.00%	7.803	232	78.07	699